Exhibit 10.1(a)

FIRST AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated July 18, 2007, by and among Resource America, Inc., a Delaware corporation (“Borrower”), Commerce Bank, N.A., a national banking association, in its capacity as agent ("Agent"), Commerce Bank, N.A., a national banking association, in its capacity as issuing bank ("Issuing Bank"), U.S. Bank, National Association, a national banking association (“Joining Lender”), and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below), (each such  financial institution, individually each being a "Lender" and collectively all being "Lenders").

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007, by and among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit not to exceed Seventy Five Million Dollars ($75,000,000) (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, interalia, continuing perfected security interests in the Collateral.

C.           Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

D.           Joining Lender wishes to become a Lender party to the Loan Agreement.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Joinder.  Upon the effectiveness of this Amendment Joining Lender joins in, assumes, adopts and becomes a Lender under the Loan Agreement and the Loan Documents.  All references to Lenders contained in the Loan Agreement and the Loan Documents are hereby deemed for all purposes to also refer to and include Joining Lender and Joining Lender hereby agrees to comply with all of the terms and conditions of the Loan Documents as if an original signatory thereto.

2.           Amendments to Loan Agreement.  Section 1 of the Loan Agreement shall be amended by deleting the definitions of Borrowing Base, Maximum Revolving Advance Amount and Subordinated Debt replacing each as follows:

Borrowing Base– As of the date of determination, an amount equal to the lesser of (i) the Maximum Revolving Credit Amount or (ii) without duplication, the sum of (a) 75% of Aggregate Non-Callable Management Fees plus (b) 70% of the market value (as determined by reference to the applicable national exchange) of the Pledged Securities plus (c) 75% of REIT Management Fees payable in cash minus (d) the Senior Management Fee Reserve. Notwithstanding anything herein to the contrary with respect to any Management Agreement for a particular Collateralized Debt Offering, if the Asset Default Rate as to such Collateralized Debt Offering exceeds the Specified Default Rate on a Specified Test Date, then Borrower shall have no borrowing availability with respect to the subordinated management fees from such Collateralized Debt Offering in subclause (ii)(a) above from the Business Day immediately following delivery of a Specified Default Rate Certificate until the date on which Agent receives a Specified Default Rate Certificate which evidences that such Asset Default Rate does not exceed the Specified Default Rate.

Maximum Revolving Credit Amount– Subject to Section 2.9(b), the aggregate sum of each Lender’s Revolving Credit Pro Rata Share, which in no event shall exceed in the aggregate Seventy Five Million Dollars ($75,000,000).

Subordinated Debt– Unsecured Indebtedness of Borrower or a Subsidiary Guarantor subject to payment terms and subordination provisions acceptable to Agent in its sole discretion, or in connection with an offering of subordinated Indebtedness in the public markets or pursuant to a “private placement” offering, unsecured Indebtedness which has been subordinated (pursuant to the documents evidencing such unsecured Indebtedness) to the Obligations hereunder on terms and conditions customary in the market.

3.           Section 1 of the Loan Agreement shall be amended by adding new definitions of Senior Management Fee Certificate, Senior Management Fee Reserve, Senior Management Fees, Specified Default Rate, Specified Default Rate Certificate, and Specified Default Test Date and as follows:

Senior Management Fee Certificate– A certificate, in form and substance satisfactory to Agent, from an Authorized Officer of Borrower certifying to Agent the net present value of all Senior Management Fees.

Senior Management Fee Reserve– Commencing on December 31, 2007 and each month end thereafter, an amount (if any) equal to seventy five percent (75%) of the amount by which Forty Million Dollars ($40,000,000) exceeds the net present value of all Senior Management Fees as determined by reference to the Senior Management Fee Certificate. Any applicable Senior Management Fee Reserve shall be in effect from the Business Day immediately following the day on which Agent receives a Senior Management Fee Certificate and shall remain in effect until eliminated or adjusted based on Borrower’s delivery of a subsequent Senior Management Fee Certificate.

Senior Management Fees– For any period, the aggregate amount of all senior management fees earned through the reinvestment period as defined in the Collateralized Debt Offering documents to which Borrower, Trapeza Management and Subsidiary Guarantors are entitled to under all Management Agreements and Trapeza Management Agreements (other than Excluded Management Fees and subordinated management fees) in effect from time to time in which Agent, on behalf of Lenders, shall have a first priority perfected Lien in all fees payable under any Management Agreement (other than under the Trapeza Management Agreements).

Specified Default Rate– With respect to any Collateralized Debt Offering for which a Subsidiary Guarantor (other than Ischus Capital Management, LLC) or Trapeza Management serves as collateral manager pursuant to a Management Agreement, the following Asset Default Rate:

Collateralized Debt Offering managed by:	Asset Default Rate
Apidos Capital Management, LLC or any other entity acting as a collateral manager under the Management Agreements related to assets under the Apidos platform	Greater than or equal to 6.00%
Trapeza Capital Management or any other entity acting as a collateral manager under the Management Agreements related to assets under the Trapeza platform	Greater than or equal to 1.75%

Specified Default Rate Certificate– A certificate, in form and substance satisfactory to Agent, from an Authorized Officer of Borrower setting forth the Asset Default Rates for a specific Collateralized Debt Offering for the immediately preceding three month period (based on the initial closing of such Collateralized Debt Offering).

Specified Default Test Date– Each date on which Agent receives a Specified Default Rate Certificate.

4.           Section 6.9 of the Loan Agreement shall be amended by adding subsection (h) and (i) as follows:

                (h) Senior Management Fee Certificate: on or before the 15th day following the end of each month, a signed Senior Management Fee Certificate; and

(i) Specified Default Rate Certificate: on or before the 15th day following Borrower’s receipt of a trustee report setting forth the Asset Default Rate for any particular Collateralized Debt Offering, a signed Specified Default Rate Certificate.

5.           Subclause (vii) of Section 10.11(a) of the Loan Agreement shall be deleted in its entirety and replaced as follows:

(vii) release or compromise the obligations of Borrower or any Subsidiary Guarantor to any Lender without the written consent of each Lender;

6.           Schedule A and Schedule B of the Loan Agreement shall be deleted in their entirety and replaced with Schedule A and Schedule B attached hereto.

7.           Representations and Warranties.  Borrower warrants and represents to Agent and Lenders that:

a.           Prior Representations. Borrower, by its execution of this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents (as modified by Schedule C to the First Amendment attached hereto and made part hereof), and restate such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b.           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.           No Default.  After giving effect to Section 11 of the First Amendment, no Default or Event of Default exists after giving effect to this Amendment.

8.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower's now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

9.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on July 18, 2007, (i) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $32,000,000 without any deduction, defense, setoff, claim or counterclaim, of any nature as of the date of this First Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

10.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor, hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

11.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery by Borrower and each Lender of this Amendment to Agent;

b.           Execution and delivery of a Revolving Credit Note in favor of U.S. Bank, National Association in the amount of Twenty Five Million Dollars ($25,000,000);

c.           Payment by Borrower of all of Agent’s Expenses;

d.           Delivery of authorizing resolutions on behalf of Borrower and Subsidiary Guarantors; and

e.           Such other items as Agent may reasonably require.

12.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

13.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

14.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

15.           Waiver of Jury Trial:  BORROWER, AGENT AND LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By:                __________________
Name:           __________________
Title:             __________________

AGENT:
Commerce Bank, N.A.

By:                __________________
Name:           __________________
Title:             __________________

LENDER:
Commerce Bank, N.A., as Lender

By:                __________________
Name:           __________________
Title:             __________________

JOINING LENDER
U.S. Bank, National Association, as Lender

By:                __________________
Name:           __________________
Title:             __________________

(Signature Page S-1 to First Amendment to Loan & Security Agreement)

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Chesterfield Mortgage Investors, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Coredo Capital Management, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Ischus Capital Management, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

RAI Ventures, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

RCP Financial, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Credit Management, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Capital Manager, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Capital Investor, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Capital Partners, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Credit Partners GP, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

                                Resource Financial Institutions Group,  Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Financial Fund Management, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Housing Investors I, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Housing Investors II, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Housing Investors III, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Housing Investors IV, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

                                Resource Leasing, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Programs, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties VIII, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XIV, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XVII, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XXIV, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

                                Resource Properties XXV, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XXVI, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XXX, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XXXI, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XXXIII, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XL, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XLI, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XLIX, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties 54, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Properties XLVII, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Real Estate, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Real Estate Funding, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Real Estate Holdings, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Rittenhouse, Inc.

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

Resource Real Estate Management, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

RRE1 Duraleigh Member, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

RRE2 Duraleigh Member, LLC

By:  _______________________________________
Name:               ____________________________
Title:                 ____________________________

 (Signature Page S-2 to First Amendment to Loan & Security Agreement)

SCHEDULE “A”

Lenders	Pro Rata Percentage	Revolving Credit Pro Rata Share
Commerce Bank, N.A.	66.66666666%	$50,000,000
U.S. Bank, National Association	33.33333334%	$25,000,000

(Schedule A to First Amendment to Loan & Security Agreement)

SCHEDULE “B”

Commerce Bank,  N.A.
1701 Route 70 East
Cherry Hill, NJ 08034
Attn: Gerard L. Grady
Telecopier: 856-751-6884

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attn: Jon Beggs
Telecopier: 414-765-6236

(Schedule B to First Amendment to Loan & Security Agreement)

SCHEDULE “C”

None

(Schedule C to First Amendment to Loan & Security Agreement)